Exhibit 99.1

NewLink Genetics Announces Review of Clinical Programs
AMES, Iowa, April 6, 2018 - NewLink Genetics Corporation (NASDAQ:NLNK) today announced a review of its clinical programs.

This morning’s announcement by Incyte and Merck on the ECHO-301 trial for patients with advanced melanoma is a disappointing result for the IDO field. Indoximod, NewLink Genetics’ IDO pathway inhibitor, has a differentiated mechanism of action (MOA) which may demonstrate clinical benefit for patients where direct enzymatic inhibitors have not. In light of Incyte’s announcement, however, NewLink is undertaking a review of its clinical programs and will provide an update when it is completed.

NewLink Genetics has generated data for indoximod across several indications, and in combination with different modalities, suggesting the potential for indoximod to improve the outcomes for patients with cancer. The Company will present additional data at AACR next week, including a poster presentation further supporting indoximod’s differentiated MOA and a plenary session presenting encouraging early clinical data of indoximod plus radiation for pediatric patients with diffuse intrinsic pontine glioma (DIPG), a rare and lethal form of brain cancer.

About Indoximod

Indoximod is an investigational, orally available small molecule targeting the IDO pathway. The IDO pathway is a key immuno-oncology target involved in regulating the tumor microenvironment and immune escape. Indoximod is being evaluated in combination with treatment regimens including anti-PD-1/PD-L1 agents, cancer vaccines, radiation, and chemotherapy across multiple indications such as melanoma, pancreatic cancer and other malignancies.

About NewLink Genetics Corporation

NewLink Genetics is a late-stage biopharmaceutical company focusing on discovering, developing and commercializing novel immuno-oncology product candidates to improve the lives of patients with cancer. NewLink Genetics' IDO pathway inhibitors are designed to harness multiple components of the immune system to combat cancer. For more information, please visit www.newlinkgenetics.com and follow us on Twitter @NLNKGenetics.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties.  All statements, other than statements of historical fact, contained in this press release are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "target," "potential," "will," "could," "should," "seek" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  These forward-looking statements include, among others, statements about  results of its clinical trials for product candidates; its timing of release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development; and any other statements other than statements of historical fact.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink makes due to a number of important factors, including those risks discussed in "Risk Factors" and elsewhere in NewLink Genetics' Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the U.S. Securities and Exchange Commission (SEC).  The forward-looking statements in this press release represent NewLink Genetics’ views as of the date of this press release. NewLink Genetics anticipates that subsequent events and developments will cause its views

Exhibit 99.1

to change.  However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics' views as of any date subsequent to the date of this press release.

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Investor Contact:
Lisa Miller
Director of Investor Relations
NewLink Genetics
515-598-2555
lmiller@linkp.com

Media Contact:
Sharon Correia
VP, Integrated Communications
LaVoieHealthScience
617-374-8800, ext. 105
scorreia@lavoiehealthscience.com